Filed pursuant to Rule 497(c)
under the Securities Act of 1933,
as amended, File No. 333-169177
KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
STATEMENT OF ADDITIONAL INFORMATION
     Kayne Anderson Midstream/Energy Fund, Inc. (referred to herein as the “Fund” or “we,” “our” or “us”, a Maryland corporation, is a non-diversified closed-end management investment company. KA Fund Advisors, LLC, (referred to herein as “KAFA” or the “Adviser”) is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”).
     This Statement of Additional Information (the “SAI”) relating to the offering of our common stock does not constitute a prospectus, but should be read in conjunction with our prospectus relating thereto dated November 23, 2010. This SAI does not include all information that a prospective investor should consider before purchasing any of our common stock. Investors should obtain and read our prospectus prior to purchasing any of our securities. A copy of our prospectus may be obtained from us without charge by calling (877) 657-3863 or on the SEC’s website (www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.
     This SAI is dated November 23, 2010.

GLOSSARY OF KEY TERMS
     This glossary contains definitions of certain key terms, as they are used in our investment objective and policies and as described in this SAI. These definitions may not correspond to standard sector definitions.
     “Energy Assets” means assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity.
     “Energy Companies” means companies that own and operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such Energy Assets or (ii) have Energy Assets that represent the majority of their assets.
     “General Partner MLPs” means Master Limited Partnerships whose assets consist of ownership interests of an affiliated Master Limited Partnership (which may include general partnership interests, incentive distribution rights, common units and subordinated units).
     “Master Limited Partnerships” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.
     “Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products.
     “Midstream Companies” means companies, other than Midstream MLPs, that own and operate Midstream Assets. Such companies are not structured as Master Limited Partnerships and are taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.
     “Midstream/Energy Sector” consists of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies.
     “Midstream Sector” consists of (a) Midstream MLPs and (b) Midstream Companies.
     “Midstream MLPs” means MLPs that principally own and operate Midstream Assets. Midstream MLPs also include (a) MLPs that provide transportation and distribution services of energy related products through the ownership of marine transportation vessels, (b) General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP and (c) MLP Affiliates of Midstream MLPs.
     “MLPs” means entities that are structured as Master Limited Partnerships and their affiliates and includes Midstream MLPs, Other MLPs and MLP Affiliates.
     “MLP Affiliates” means affiliates of Master Limited Partnerships, substantially all of whose assets consist of i-units. MLP Affiliates are not treated as partnerships for federal income tax purposes.
     “Other Energy Companies” means Energy Companies, excluding MLPs and Midstream Companies.
     “Other MLPs” consists of (a) upstream MLPs, (b) coal MLPs, (c) propane MLPs and (d) MLPs that operate other energy assets or provide energy-related services.

INVESTMENT OBJECTIVE
     Our investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to our stockholders (“Distributions”). Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.
     We seek to achieve our investment objective by investing at least 80% of our total assets in securities of companies in the Midstream/Energy Sector consisting of: (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies. There can be no assurance that we will achieve our investment objective.
INVESTMENT POLICIES
     The following investment policies, along with our investment objective, are our only fundamental policies — that is, policies that cannot be changed without the approval of the holders of a majority of the outstanding voting securities:
     (1) We may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction does not prevent us from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
     (2) We may not purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction does not prevent us from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
     (3) We may not borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See “Use of Leverage” and “Risk Factors — Risks Related to Our Business and Structure — Use of Leverage” in the prospectus.
     (4) We may not make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with our investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. We may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.
     (5) We may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, we may be deemed to be an underwriter under applicable securities laws.
     (6) We will concentrate our investments in the Midstream/Energy Sector consisting of: (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies; and we may not concentrate our investments in any other particular “industry” as that term is used in the 1940 Act and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
     The remainder of our investment policies, including our investment strategy, are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a majority of our voting securities, provided that our securities holders receive at least 60 days’ prior written notice of any change. We have adopted the following non-fundamental investment policies:
     The following investment policies are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change. Under normal market conditions:
     (1) We will invest at least 80% of our total assets in securities of companies in the Midstream/Energy Sector.
     (2) We will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, common stocks, preferred stocks and convertible securities in MLPs, Midstream Companies and Other Energy Companies.

     (3) We may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of Master Limited Partnerships. This limit does not apply to securities issued by MLP Affiliates, which are not treated as publicly traded partnerships for federal income tax purposes.
     (4) We will invest at least 50% of our total assets in securities of Midstream MLPs and Midstream Companies.
     (5) We may invest up to but not more than 10% of our total asset in securities of Other MLPs.
     (6) We may invest up to but not more than 50% of our total assets in unregistered or otherwise restricted securities of companies in the Midstream/Energy Sector. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv) securities of privately held companies. However, no more than 5% of our total assets may be invested in equity securities of privately held companies. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period.
     (7) We may invest up to but no more than 30% of our total assets in debt securities of Energy Companies. Up to but not more than 10% of our total assets may be invested in unrated debt securities. The balance of such debt investments may be invested in securities which are rated, at the time of investment, at least B- (or an equivalent rating) by a nationally recognized ratings agency at the time of investment. For the purposes of determining if an investment satisfies this test, we will look to the highest credit rating on such debt investment.
     (8) We may invest up to but not more than 15% of our total assets in any single issuer.
     (9) We generally will seek to enhance our total returns through the use of financial leverage, which may include bank debt and other forms of borrowings and which also may include the issuance of debt and preferred stock (each a “Leverage Instrument” and collectively “Leverage Instrument”) in an amount that represents approximately 30% of our total assets. However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% of our total assets to the extent permitted by the 1940 Act.
     The percentage limitations applicable to our portfolio described above apply only at the time of investment, and we will not be required to sell securities due to subsequent changes in the value of securities we own. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in securities of companies in the Midstream/Energy Sector, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy. We will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. We will invest in companies of any market capitalization.
     For purposes of the temporary investment positions that we take (see “Our Investments — Our Portfolio — Temporary Defensive Position” in this SAI), and in general (unless otherwise noted) cash and cash equivalents are defined to include, without limitation, the following:
     (1) U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities.
     (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit we purchased may not be fully insured.
     (3) Repurchase agreements, which involve purchases of debt securities. At the time we purchase securities pursuant to a repurchase agreement, we simultaneously agree to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures us a predetermined yield during the holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for us to invest temporarily available cash.
     (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between us and a corporation. There is no secondary market for such notes. However, they are redeemable by us at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because our liquidity might be impaired if the corporation were unable to pay principal and interest on demand. To be characterized by us as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.
     (5) Bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
     (6) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
     (7) Shares of money market funds in accordance with the applicable provisions of the 1940 Act.
OUR INVESTMENTS
Description of Midstream Assets
     Midstream Assets are the assets used by Energy Companies in performing services related to energy logistics. These assets provide the link between the source point of energy products such as natural gas and natural gas liquids and oil (i.e., where it is produced) and the end users (i.e., where it is consumed). Midstream Assets include those used in transporting, storing, gathering, treating, processing, distributing or marketing of natural gas, natural gas liquids, oil or refined products.
     Natural gas related Midstream Assets serve to collect natural gas from the wellhead in small diameter pipelines, known as gathering systems. After natural gas is gathered, it can be either delivered directly into a natural gas pipeline system or to gas processing and treating plants for removal of natural gas liquids and impurities. After being processed, resulting “residue” natural gas is transported by large diameter intrastate and interstate pipelines across the country to satisfy end-user demand. During the transportation process, natural gas may be placed in storage facilities, which consist of salt caverns, aquifers and depleted gas reservoirs, for withdrawal at a later date. Finally, after being transported by the intrastate and interstate pipelines, natural gas enters small diameter distribution lines pipelines, usually owned by local utilities, for delivery to consumers of such natural gas.
     Similarly, Midstream Assets transport crude oil by pipeline and truck from the wellhead to the refinery. At the refinery, oil is refined into gasoline, distillates (such as diesel and heating oil) and other refined products. Refined products are then transported by pipeline from the refinery to storage terminals and are ultimately transported to end users such as gas stations, airports and other industrial users.
     Owners of Midstream Assets generally do not own the energy products flowing through their assets and, as a result, are not directly exposed to commodity price risk. Instead, Midstream Assets often charge a fee determined primarily by volume handled and service provided. Further, the fee charged for such service is often regulated by the Federal Energy Regulatory Commission or a similar state agency.
Description of MLPs
     Master Limited Partnerships are entities that are publicly traded and are treated as partnerships for federal income tax purposes. Master Limited Partnerships are typically structured as limited partnerships or as limited liability companies treated as partnerships.

The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a Master Limited Partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage, gathering, processing, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.
     Master Limited Partnerships organized as limited partnerships generally have two classes of limited partner interests — common units and subordinated units. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) in addition to its general partner interest in the Master Limited Partnership.
     Master Limited Partnerships are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of such Master Limited Partnership.
     The Master Limited Partnerships in which we invest are currently classified by us as Midstream MLP and Other MLPs. As described below, we further sub-categorized into the following groups:
•	Midstream MLPs own and operate the logistical assets used in the energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation and storage of crude oil; and (c) the transportation and storage of refined products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs may also operate ancillary businesses including the marketing of commodities and logistical services. Midstream MLPs includes MLPs that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats). Midstream MLPs also includes (a) General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP and (b) MLP Affiliates of Midstream MLPs.

•	Other MLPs own and operate Energy Assets but are not categorized as Midstream MLPs. Other MLPs can be classified into one of the following groups:
•	Upstream MLPs are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies, and the exploration and development of existing resources.

•	Coal MLPs are engaged in the owning, leasing, managing and production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).

•	Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 5% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

•	Master Limited Partnerships engaged in owning energy assets or providing energy-related services, such as refining and distribution of specialty refined products. While these MLPs do not fit into one of the three categories listed above, they are publicly traded and generate qualified income and qualify for federal tax treatment as a partnership.
Description of Midstream Companies
     Midstream Companies include companies that (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent a majority of their assets. These companies are typically structured as corporations and the common stock of such companies is typically listed and traded on a U.S. securities exchange. Often these companies are large, diversified energy companies with multiple operating divisions in addition to their midstream operations, such as exploration and production, electric generation and distribution and marketing and trading.
Description of Energy Companies
     Energy Companies includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such Energy Assets or (ii) have Energy Assets that represent the majority of their assets. These companies operate Energy Assets including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining, marketing or generation of natural gas, natural gas liquids, crude oil, refined petroleum products, coal or electricity.
     Energy Companies can be broadly divided into five groups:
Upstream:	Companies engaged in the exploring, developing and producing of natural gas, natural gas liquids, crude oil and coal.

Midstream:	Companies engaged in the transporting, gathering, processing, storing and delivery of natural gas, natural gas liquids, crude oil and refined products for use by end users.

Downstream:	Companies engaged in the refining, marketing and distributing of crude oil and refined products to end customers.

Power:	Companies engaged in the generating, transmission and distribution of electricity.

Energy Services:	Companies that provide services to the Upstream, Midstream and Downstream sectors of the energy industry.
For the purpose of this SAI, Other Energy Companies include all of the companies mentioned above except MLPs and Midstream Companies.
Our Portfolio
     At any given time, we expect that our portfolio will have some or all of the types of investments described below. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this SAI and the prospectus.
     Equity Securities of MLPs. The following summarizes in further detail certain features of equity securities of MLPs. Also summarized below are certain features of i-shares, which represent an ownership interest issued by an MLP Affiliate.

     Common Units. Common units represent a Master Limited Partnership interest and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of such Master Limited Partnership. We intend to purchase common units in market transactions as well as in primary issuances directly from the Master Limited Partnership or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and, in most instances, have no ability to annually elect directors. In the event of liquidation, common units have preference over subordinated units to the remaining assets of such Master Limited Partnership, but are subordinated to debt and preferred units in the event of a liquidation.
     Subordinated Units. Subordinated units are typically issued by Master Limited Partnerships to their original sponsors, such as their management teams, corporate general partners, entities that sell assets to the Master Limited Partnership, and outside investors such as us. We may purchase subordinated units from these persons as well as newly issued subordinated units from the Master Limited Partnerships. Subordinated units have similar limited voting rights as common units and are generally not publicly traded. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied.
     Subordinated units in which we may invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors.
     General Partner Interests. General partner interests of Master Limited Partnerships are typically retained by their respective original sponsors, such as its management teams, corporate partners, entities that sell assets to the Master Limited Partnership, and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in such general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the Master Limited Partnership. General partner interests receive cash distributions, typically 2% of the Master Limited Partnership’s aggregate cash distributions. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the Master Limited Partnership if the unitholders of the Master Limited Partnership choose to remove the general partner, typically with a supermajority vote by the limited partners.
     Incentive Distribution Rights (“IDRs”). Holders of IDRs are entitled to a larger share of the cash distributions after the distributions to common unit holders meet certain prescribed levels. IDRs are generally attributable to the holder’s other equity interest (typically a general partnership interest and subordinated units) in the Master Limited Partnership and permit the holder to receive a disproportionate share of the cash distributions above stated levels.
     I-Shares. We will directly invest in i-shares or other securities issued by MLP Affiliates. I-shares represent an ownership interest issued by an affiliated party of a Master Limited Partnership. The MLP Affiliate uses the proceeds from the sale of i-shares to purchase limited partnership interests in the Master Limited Partnership in the form of i-units. I-units have similar features as common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP Affiliate receives additional i-units in an amount equal to the cash distributions received by the holders of the common units. Similarly, holders of i-shares will receive additional i-shares, in the same proportion as the MLP Affiliates receipt of i-units, rather than cash distributions. I-shares themselves have limited voting rights which are similar to those applicable to common units.
     The MLP Affiliate issuing the i-shares is structured as a corporation for federal income tax purposes and is not treated as a partnership for federal income tax purposes. The two existing i-shares are traded on the NYSE.
     Equity Securities of Midstream Companies and Other Energy Companies. Equity securities of Midstream Companies and Other Energy Companies consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of common stock are typically entitled to one vote per share on all matters to be voted on by stockholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities of Midstream Companies generally convert according to set ratios into common stock and are, like preferred equity, entitled to a wide range of voting and other rights. These securities are typically listed and traded on U.S. securities exchanges or over-the-counter. We intend to invest in equity securities of Midstream Companies primarily through market transactions as well as primary issuances directly from such Companies or other parties in private placements.
     Securities of Private Midstream Partnership and Private Midstream Companies. Our investments in the equity securities of private Midstream Partnerships and private Midstream Companies will typically be made with the expectation that such assets will be contributed to a newly-formed MLP or sold to or merged with, an existing MLP within approximately one to two years. We expect that such companies will typically be partnerships structured like Master Limited Partnerships. Our investments will typically be common units and subordinated units of such entity.
     Debt Securities of Energy Companies. The debt securities in which we invest provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred and payment-in-kind features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. Up to but no more than 10% of our total assets may be invested in unrated debt securities. The balance of such debt investments may be invested in debt securities which are rated, at the time of investment at least B- (or an equivalent rating) by a nationally recognized ratings agency at the time of investment. For the purposes of determining if an investment satisfies this test, we will look to the highest credit rating on such debt instrument. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security.
     Because the risk of default is higher for below investment grade and unrated debt securities than for investment grade securities, Kayne Anderson’s research and credit analysis is a particularly important part of making investment decisions on securities of this type. Kayne Anderson will attempt to identify those issuers of below investment grade and unrated debt securities whose financial condition Kayne Anderson believes is sufficient to meet future obligations or has improved or is expected to improve in the future. Kayne Anderson’s analysis focuses on relative values based on such factors as interest coverage, fixed charges coverage, asset coverage, operating history, financial resources, earnings prospects and the experience and managerial strength of the issuer. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Debt Securities Risks” in our prospectus.
     Temporary Defensive Position. During periods in which the Adviser determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so, we may deviate from our investment strategy and invest all or any portion of our t assets in cash or cash equivalents. The Adviser’s determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our shares may be adversely affected and we may not pursue or achieve our investment objective.
Our Use of Derivatives, Options and Hedging Strategies
Investment Practices
     Covered Calls. We currently expect to write call options with the purpose of generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.
     Interest Rate Swaps. We currently expect to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.
     Use of Arbitrage and Other Derivative-Based Strategies. We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options, (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Short Sales Risk.” We do not intend to have a net short position that exceeds 2% of our total assets. A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain Master Limited Partnerships and Canadian Income Trusts.

     Other Risk Management Strategies. To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk” in our prospectus.
     Portfolio Turnover. We anticipate that our annual portfolio turnover rate will range between 40%-60%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Tax Matters.”
     Additional Risks and Special Considerations Concerning Derivatives. In addition to the risks described above and in our prospectus, the use of derivative instruments involves certain general risks and considerations as described below.
     Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose us to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to our portfolio holdings, and there can be no assurance the Adviser’s judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for us, whether or not adjusted for risk, than if we had not hedged our portfolio holdings.
     Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, we will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to us. We will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.
     Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, our success in using hedging instruments is subject to the Adviser’s ability to correctly predict changes in relationships of such hedge instruments to our portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. An imperfect correlation may prevent us from achieving the intended hedge or expose us to a risk of loss.
     Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. We might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when we take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If we are unable to close out our positions in such instruments, we might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair our ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that we sell a portfolio security at a disadvantageous time. Our ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to us.

     Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.
     Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the over-the-counter derivatives market takes place among the over-the-counter dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.
Legislation and Regulatory Risk
     At any time after the date of the prospectus and SAI, legislation may be enacted that could negatively affect our assets or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which we invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on us or will not impair the ability of the issuers of the assets we hold to achieve their business goals, and hence, for us to achieve our investment objective.
MANAGEMENT
Directors and Officers
     Our business and affairs are managed under the direction of our Board of Directors, including the duties performed for us under the Investment Management Agreement. The directors set broad policies for us and choose our officers. The directors who are not “interested persons” of our Adviser or our underwriters as defined in the 1940 Act are referred to herein as “Independent Directors.”
     Under our Charter, upon the closing of this offering, our Board of Directors will be divided into three classes of directors serving staggered three-year terms. The term of the first class will expire in 2011; terms of the second and third classes will expire in 2012 and 2013, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.
•	Our class I director will be Kevin S. McCarthy and his term will expire at the annual meeting of stockholders to be held in 2011.

•	Our class II directors will be Barry R. Pearl and William L. Thacker and their term will expire at the annual meeting of stockholders to be held in 2012.

•	Our class III directors will be William R. Cordes and Albert L. Richey and their term will expire at the annual meeting of stockholders to be held in 2013.
     None of our Independent Directors or any of their immediate family members, has ever been a director, officer or employee of our Adviser or its affiliates. We have no employees. Our officers are compensated by our Adviser
     The following table includes information regarding our directors and officers, and their principal occupations and other affiliations during the past five years. The addresses for all directors are 1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067 and 717 Texas Avenue, Suite 3100, Houston, Texas 77002. All of our directors currently serve on the Board of Directors of Kayne Anderson Energy Development Company (“KED”), a closed-end investment company registered under the 1940 Act that is advised by KAFA.
Independent Directors

Number of
				Portfolios in Fund	Other Directorships
Name	Position(s) Held	Term of Office/	Principal Occupations During Past Five	Complex Overseen by	Held by Director During the Past Five
(Year Born)	With Registrant	Term of Service	Years	Director(1)	Years
William R. Cordes (born 1948)	Director	3-year term (until 2013 Annual Meeting of Stockholders)	Retired from Northern Border Pipeline Company in March 2007 after serving as President from October 2000 to March 2007. Chief Executive Officer of Northern Border Partners, LP from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.	2	Current:
					•	KED
					•	Boardwalk Pipeline Partners, LP (Midstream MLP) (1)
Prior:
					•	Northern Border Partners, L.P. (Midstream MLP) (2)
					•	Interstate Natural Gas Association of America

Barry R. Pearl (born 1949)	Director	2-year term (until 2012 Annual Meeting of Stockholders)	Executive Vice President of Kealine, LLC, (and its affiliate WesPac Energy LLC), since February 2007. Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO”), which is the general partner of TEPPCO Partners, L.P., from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.	2	Current:
					•	KED
					•	Targa Resources Partners LP (Midstream MLP) (3)
					•	Magellan Midstream Partners, L.P. (Midstream MLP) (4)
Prior:
					•	Seaspan Corporation (containership chartering)
					•	TEPPCO Partners, L.P. (Midstream MLP) (5)

Albert L. Richey (born 1949)	Director	3-year term (until 2013 Annual Meeting of Stockholders)	Vice President of Anadarko Petroleum Corporation since December 2008; Vice President of Corporate Development from December 2005 to December 2008; Vice President and Treasurer from 1995 to 2005; and Treasurer from 1987 to 1995.	2	Current:
					•	KED
					•	Boys & Girls Clubs of Houston
					•	Boy Scouts of America

William L. Thacker (born 1945)	Director	2-year term (until 2012 Annual Meeting of Stockholders)	Retired from the Board of TEPPCO in May 2002 after serving as Chairman from March 1997 to May 2002; Chief Executive Officer from January 1994 to May 2002; and President, Chief Operating Officer and Director from September 1992 to January 1994.	2	Current:
					• •	KED Copano Energy, L.L.C. (Midstream MLP)
Mirant Corporation (electricity generation and sales)
Prior:
					•	Pacific Energy Partners, L.P. (Midstream MLP) (6)

(1)  Mr. Cordes serves on the board of directors of an affiliate of Boardwalk Pipeline Partners, LP, which has the authority to manage Boardwalk Pipeline Partners, LP’s operations and activities.
(2)  Mr. Cordes served on Northern Border Partners, L.P.’s partnership policy committee, which managed Northern Border Partners, L.P.’s operations and activities.
(3)  Mr. Pearl serves on the board of directors of Targa Resources Partners LP’s general partner, which has the authority to manage Targa Resources Partners LP’s operations and activities.
(4)  Mr. Pearl serves on the board of directors of Magellan Midstream Partners, L.P.’s general partner, which has the authority to manage Magellan Midstream Partners, L.P.’s operations and activities.
(5)  Mr. Pearl served on the board of directors of TEPPCO Partners, L.P.’s general partner, which had the authority to manage TEPPCO Partners, L.P.’s operations and activities.
(6)  Mr. Thacker served on the board of directors of an affiliate of Pacific Energy Partners L.P., which had the authority to manage Pacific Energy Partners L.P.’s operations and activities.

Interested Director

				Number of	Other Directorships
				Portfolios in Fund	Held by
Name	Position(s) Held	Term of Office/	Principal Occupations During	Complex Overseen by	Director During the
(Year Born)	with Registrant	Time of Service	the Past Five Years	Director(1)	Past Five Years
Kevin S. McCarthy (born 1959) (2)	Chairman, Chief Executive Officer and President	1-year term as a director (until the 2011 Annual Meeting of Stockholders) elected annually as an officer/served in each capacity since inception	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President, Chief Executive Officer and Co-Portfolio Manager of Kayne Anderson MLP Investment Company (“KYN”), Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) and KED since inception (KYN inception in 2004, KYE inception in 2005 and KED inception in 2006). Managing Director and Global Head of Energy at UBS Securities LLC from January 2001 to May 2004.	4	Current: • KYN • KYE • KED • Range Resources Corporation (oil and natural gas company)

• International Resource Partners LP (coal mining)

• Direct Fuel Partners, L.P. (transmix refining and fuels distribution)

• ProPetro Services, Inc. (oil field services)

• K-Sea Transportation Partners LP (shipping MLP) (3)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include registered Investment Companies advised by our Adviser and, as a result, as of the date of this prospectus, the Fund Complex included the Fund, KYN, KYE and KED.

(2)	Mr. McCarthy is an “interested person” by virtue of his employment relationship with KAFA, our investment adviser.

(3)	Mr. McCarthy serves on the board of directors of an affiliate of K-Sea Transportation Partners LP, which has the authority to direct K-Sea Transportation Partners LP’s operations and activities.
Officers

Other Directorships
Held by
Name	Position(s) Held	Term of Office/	Principal Occupations During	Officer During the
(Year Born)	with Registrant	Time of Service	the Past Five Years	Past Five Years
Kevin S. McCarthy (born 1959)	Chairman, Chief Executive Officer and President	Elected annually/served in each capacity since inception	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President, Chief Executive Officer and Co-Portfolio Manager of KYN, KYE and KED since inception (KYN inception in 2004, KYE inception in 2005 and KED inception in 2006). Managing Director and Global Head of Energy at UBS Securities LLC from January 2001 to May 2004.	Current: • KYN • KYE • KED • Range Resources Corporation (oil and natural gas company)

• International Resource Partners LP (coal mining)

• Direct Fuel Partners, L.P. (transmix refining and fuels distribution)

• ProPetro Services, Inc. (oil field services)

• K-Sea Transportation Partners LP (shipping MLP) (1)

David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer	Elected annually/served in each capacity since inception	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYN since 2004, of KYE since 2005 and of KED since 2006.	None

Other Directorships
Held by
Name	Position(s) Held	Term of Office/	Principal Occupations During	Officer During the
(Year Born)	with Registrant	Time of Service	the Past Five Years	Past Five Years
Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer	Elected annually/served in each capacity since inception	Chief Financial Officer and Treasurer of KYN and KYE since December 2005 and of KED since June 2006. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	None

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary	Elected annually/served in each capacity since inception	Senior Managing Director of KACALP since 2004 and of KAFA since 2006, and Managing Director of KACALP from 2000 to 2004. Portfolio Manager of KACALP since 2000, Co-Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYN since 2004, of KYE since 2005 and of KED since 2006. Executive Vice President of KYN, KYE and KED since June 2008.	None

James C. Baker (born 1972)	Executive Vice President	Elected annually/served in each capacity since inception	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYN from 2004 to 2008, of KYE from 2005 to 2008 and of KED from 2006 to 2008, and Executive Vice President of KYN, KYE and KED since June 2008. Director in Planning and Analysis at El Paso Corporation from April 2004 to December 2004. Director at UBS Securities LLC (energy investment banking group) from 2002 to 2004 and Associate Director from 2000 to 2002.	• ProPetro Services, Inc. (oilfield services) and • Petris Technology, Inc. (data management for energy companies) • K-Sea Transportation Partners LP (shipping MLP)(1)

(1)	Mr. McCarthy and Mr. Baker serve on the board of directors of an affiliate of K-Sea Transportation Partners LP, which has the authority to manage K-Sea Transportation Partners LP’s operations and activities.
Committees of the Board of Directors
     Our Board of Directors has three standing committees: the Nominating Committee, the Valuation Committee and the Audit Committee.
     The Nominating Committee is responsible for appointing and nominating independent persons to our Board of Directors. William R. Cordes, Barry R. Pearl, Albert L. Richey and William L. Thacker are members of the Nominating Committee. If there is no vacancy on the Board, the Board of Directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board of Directors occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including our stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to David Shladovsky, Secretary, at our address: 717 Texas Avenue, Suite 3100, Houston, TX 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders), (b) a full description of the proposed candidate’s background, including their education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and counsel to the Independent Directors. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination.
     The Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of our securities in accordance with such procedures. Barry R. Pearl, Albert L. Richey, William L. Thacker and Kevin S. McCarthy are members of the Valuation Committee.
     The Audit Committee is responsible for overseeing our accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to Board of Directors approval). William R. Cordes, Barry R. Pearl, Albert L. Richey and William L. Thacker serve on the Audit Committee.
Director Compensation
     Our directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson serve without any compensation from us. Each of our Independent Directors receives a $25,000 annual retainer for serving as a director. In addition, our Independent Directors receive fees for each meeting attended, as follows: $2,500 per Board meeting; $1,500 per Audit Committee meeting; and $500 for other committee meetings. Committee meeting fees are not paid unless the meeting is held on a day when there is not a Board meeting and the meeting is more than 15 minutes in length. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees. Additionally, the Chairman of the Audit Committee receives a $5,000 annual retainer for serving in such capacity.
     The following table sets forth estimated compensation to be paid by us to the Independent Directors during our first full fiscal year after commencement of operations. We have no retirement or pension plans.

		Total Compensation
	Aggregate	from
	Compensation	Us and Fund
Name of Director	from Us	Complex(1)
William R. Cordes	$46,500	$117,500
Barry R. Pearl	$47,500	$119,500
Albert L. Richey	$47,500	$114,500
William L. Thacker	$47,500	$118,500

(1)	The Independent Directors also oversee KED.

Security Ownership of Management
     The following table sets forth the dollar range of our equity securities beneficially owned by our directors and equity securities in other investment companies overseen by the directors within the same family of investment companies beneficially owned by our directors as of November 30, 2009.

Aggregate Dollar Range of
	Dollar Range(1) of	Equity Securities in All Registered
	Our Equity Securities	Investment Companies(2),(3) Overseen by
Name of Director	Owned by Director	Director in Fund Complex
Independent Directors
William R. Cordes	None	$10,001 – $50,000
Barry R. Pearl	None	$50,001 – $100,000
Albert L. Richey	None	Over $100,000
William L. Thacker	None	Over $100,000
Interested Director
Kevin S. McCarthy	None	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000.

(2)	All Directors also serve as directors of KED, a closed-end investment company managed by our Adviser.

(3)	Mr. McCarthy also oversees KYE and KYN, each a closed-end investment company managed by our Adviser.
Information about Each Director’s Qualifications, Experience, Attributes or Skills
     The Board of Directors believes that each director has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as our directors in light of our business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, all of the directors have served as a member of the board of one other fund in our Fund Complex, public companies, or non-profit entities or other organizations other than us. They therefore have substantial boardroom experience and, in their service to us, have gained substantial insight as to our operation and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.
     In addition to the information provided in the charts above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to stockholder interests.
     Kevin S. McCarthy. Mr. McCarthy is our Chairman, President and Chief Executive Officer. In this position, Mr. McCarthy has extensive knowledge of us, our operations, personnel and financial resources. Prior to joining Kayne Anderson in 2004, Mr. McCarthy was most recently Managing Director and Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibilities for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. In addition to his directorships at KYE, KED and KYN, he is also on the board of directors of Range Resources Corporation, International Resource Partners LP, Pro Petro Services, Inc., Direct Fuel Partners, L.P. and an affiliate of K-Sea Transportation Partners LP that has the authority to manage K-Sea Transportation Partners LP’s operations and activities. Mr. McCarthy earned a B.A. in Economics and Geology from Amherst College in 1981 and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania in 1984. Mr. McCarthy’s position of influence and responsibility at the Fund and the Adviser, combined with his experience advising energy companies as an investment banker, make him a valued member of the Board.
William R. Cordes. Mr. Cordes has worked in the natural gas industry for more than 35 years, including positions as Chief Executive Officer of Northern Border Partners, L.P. (now ONEOK Partners, L.P.) and President of Northern Natural Gas Company, Transwestern Pipeline Company and Northern Border Pipeline Company. Mr. Cordes began his career with Northern Natural Gas Company in 1970, and held a number of accounting, regulatory affairs and executive positions in the natural gas retail and interstate pipeline divisions of the company. Mr. Cordes currently serves on the Board of Directors of KED, where he serves as Chairman of the Audit Committee and as a member of the Nominating, Corporate Governance and Compensation Committee. Mr. Cordes also currently serves on the Board of Directors and Audit and Conflicts Committee of an affiliate of Boardwalk Pipeline Partners, LP that has the authority to manage Boardwalk Pipeline Partners, LP’s operations and activities. Mr. Cordes has previously served on the board of the Interstate Natural Gas Association of America and as past Chairman of the Midwest Energy Association. Mr. Cordes graduated from the University of Nebraska with a degree in Business Administration. Mr. Cordes’ extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies, allow him to provide the Board with insight into the energy industry in general and natural gas pipelines in particular.
Barry R. Pearl. Mr. Pearl is Executive Vice President of Kealine LLC (and its affiliate WesPac Energy LLC), a private developer and operator of petroleum infrastructure facilities. Mr. Pearl is a member of the Board of Directors of KED, where he serves as a member of the Nominating, Corporate Governance and Compensation Committee and the Valuation Committee. Mr. Pearl is also a member of the Board of Directors of Targa Resources GP LLC (which is the general partner of Targa Resources Partners LP), where he serves as Chairman of the Audit and Conflicts Committees, and a member of the Board of Directors of Magellan GP, LLC (which is the general partner of Magellan Midstream Partners, L.P.), where he serves as a member of the Audit Committee. From 2006 to 2010, Mr. Pearl was a member of the Board of Directors of Seaspan Corporation. Mr. Pearl was elected President of TEPPCO in February 2001 and Chief Executive Officer and Director in May 2002, where he served until December 31, 2005. Mr. Pearl was previously Chief Operating Officer of TEPPCO from February 2001 until May 2002. Prior to joining TEPPCO, Mr. Pearl was Vice President — Finance and Administration, Treasurer, Secretary and Chief Financial Officer of Maverick Tube Corporation from June 1998. Mr. Pearl was Senior Vice President and Chief Financial Officer of Santa Fe Pacific Pipelines, Inc. (which is the general partner of Santa Fe Pacific Pipeline Partners, L.P.) from 1995 until 1998, and Senior Vice President, Business Development from 1992 to 1995. Mr. Pearl is a former Chairman of the Executive Committee of the Association of Oil Pipelines. Mr. Pearl graduated from Indiana University in 1970 with a Bachelor of Arts degree in Mathematics. He received a Master of Arts degree in Operations Research from Yale University in 1972 and a Master in Business Administration degree from Denver University in 1975. In addition to his extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies, Mr. Pearl brings to the Board many years of experience as the chairman of the audit committees of several public companies.
Albert L. Richey. Mr. Richey is a Vice President at Anadarko Petroleum Corporation. From 2005 through 2008 he served as Vice President, Corporate Development. Mr. Richey joined Anadarko in 1987 as Manager of Treasury Operations. He was named Treasurer later that year and was named Vice President in 1995. Mr. Richey’s background in the oil and gas industry includes The Offshore Company (a predecessor company to Transocean Ltd.), United Energy Resources and Sandefer Oil & Gas. Mr. Richey received a Bachelor of Science degree in Commerce in 1971 from the University of Virginia. In 1974, he earned a Master of Business Administration degree from the Darden Graduate School of Business at the University of Virginia. Mr. Richey currently serves as a member of the Board of Directors of KED, where he serves on the Nominating, Corporate Governance and Compensation Committee, the Valuation Committee and the Auditing Committee. He also serves as a member of the Board of Directors for the Boys & Girls Clubs of Houston and Boy Scouts of America. In addition to his background in the energy industry, Mr. Richey’s professional experience related to financial matters and his role as an executive in one of the largest independent domestic exploration and production companies equip him to offer further insights to the Board.
William L. Thacker. Mr. Thacker is a member of the Board of Directors of KED, where he serves on the on the Nominating, Corporate Governance and Compensation Committee, the Valuation Committee and the Auditing Committee. Mr. Thacker is a also member of the Board of Directors of Copano Energy, L.L.C., where he serves as Chairman of the Board of Directors and as a member of the Compensation and Nominating and Governance Committees, and is a member of the Board of Directors of Mirant Corporation where he serves as Chairman of the Compensation Committee. From April 2004 until November 2006 he was also a member of the Board of Directors of Pacific Energy Management, LLC, the general partner of Pacific Energy GP, LP, which was in turn the general partner of Pacific Energy Partners, L.P. He served as Chairman of the Nominating and Governance Committee of Pacific Energy Management, LLC. Mr. Thacker joined TEPPCO in September 1992 as President, Chief Operating Officer and Director. He was elected Chief Executive Officer of TEPPCO in January 1994. In March 1997, he was named to the additional position of Chairman of the Board of TEPPCO, which he held until his retirement in May 2002. Prior to joining TEPPCO, Mr. Thacker was President of Unocal Pipeline Company from 1986 until 1992. Mr. Thacker is past Chairman of the Executive Committee of the Association of Oil Pipelines and has served as a member of the Board of Directors of the American Petroleum Institute. Mr. Thacker holds a Bachelor of Mechanical Engineering degree from the Georgia Institute of Technology and a Master of Business Administration degree from Lamar University. Mr. Thacker has extensive experience in the MLP sector and the energy industry. In addition, Mr. Thacker brings to the Board many years of experience as a board member of several publicly traded energy companies.

Board Leadership Structure
     Our business and affairs are managed under the direction of its Board of Directors, including the duties performed for us pursuant to our investment management agreement. Among other things, the directors set broad policies for the Fund, approve the appointment of the Fund’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of, the Fund’s independent registered accounting firm. The role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Fund.
     The Board of Directors currently consists of five directors, four of whom are not “interested persons,” as defined in the 1940 Act. We refer to these individuals as our “Independent Directors.”
As part of each regular Board meeting, the Independent Directors meet separately from our Adviser and, as part of at least one Board meeting each year, with the Fund’s Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.
     Under the Fund’s Bylaws, the Board of Directors may designate a Chairman to preside over meetings of the Board of Directors and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. The Fund does not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Fund and its stockholders.
     Presently, Mr. McCarthy serves as Chairman of the Board, Chief Executive Officer and President. Mr. McCarthy is an “interested person” of the Fund, as defined in the 1940 Act, by virtue of his employment relationship with our Adviser. The Fund believes that Mr. McCarthy’s history with the Kayne Anderson investment platform and extensive experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. The Board has determined that the composition of the Audit and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Fund. The Board of Directors believes that this Board leadership structure—a combined Chairman of the Board and Chief Executive Officer and committees led by Independent Directors—is the optimal structure for the Fund at this time. Since the Chief Executive Officer has the most extensive knowledge of the various aspects of the Fund’s business and is directly involved in managing both the day-to-day operations and long-term strategy of the Fund, the Board has determined that Mr. McCarthy is the most qualified individual to lead the Board and serve in the key position as Chairman. The Board has also concluded that this structure allows for efficient and effective communication with the Board.
     The Fund’s Board of Directors does not currently have a designated lead independent director. Instead, all of the Independent Directors play an active role on the Board of Directors. The Independent Directors compose a majority of the Fund’s Board of Directors, and are closely involved in all material deliberations related to the Fund. The Board of Directors believes that, with these practices, each Independent Director has an equal stake in the Board’s actions and oversight role and equal accountability to the Fund and its stockholders.
Board Role in Risk Oversight
     The Board oversees the services provided by our Adviser, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Fund’s activities, including regarding the Fund’s investment portfolio and its financial accounting and reporting. The Board also meets at least quarterly with the Fund’s Chief Compliance Officer, who reports on the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Audit Committee’s meetings with the Fund’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Fund and our Adviser to receive reports regarding the management of the Fund, including certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with senior management.
     The Fund believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Fund has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Fund or Kayne Anderson, its affiliates or other service providers.
CONTROL PERSONS
     A control person is a person who beneficially owns more than 25% of the voting securities of a company. Our Adviser has provided the initial capitalization of the Fund and therefore is a control person because it is the sole stockholder of the Fund as of the date of this prospectus. However, it is anticipated that our Adviser will no longer be a control person once the offering is completed.
INVESTMENT ADVISER
     Our Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. Our Adviser provides us with professional investment supervision and management and permits any of its officers or employees to serve without compensation as our directors or officers if elected to such positions. Our Adviser is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002.
     Our Adviser provides services pursuant to an investment management agreement (the “Investment Management Agreement”). The Investment Management Agreement will continue in effect from year to year after its initial two-year term so long as its continuation is approved at least annually by our directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a majority vote of our outstanding voting securities (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Directors or by vote of a majority of our outstanding voting securities (as defined under the 1940 Act), in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misconduct, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for the Adviser’s services, we pay the Adviser a fee as described in our prospectus. See “Management — Investment Management Agreement” in our prospectus.
     In addition to our Adviser’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those affiliated with Kayne Anderson) and expenses related to directors’ meetings, custodian, transfer agency, administrative, accounting and disbursement expenses, legal fees, expenses associated with our Leverage Instruments, expenses of independent auditors, marketing and certain advertising expenses, expenses of personnel including those who are affiliates of our Adviser’s reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued and deducted before payment of distributions to investors.
     A discussion regarding the basis for approval by the Board of Directors of our Investment Management Agreement with our Advisor’s will be provided in our initial stockholders report. The basis for subsequent continuations of the Investment Management Agreement will be provided in annual or semi-annual reports to stockholders for the periods during which such continuations occur.
CODE OF ETHICS
     We and our Adviser have each adopted a code of ethics, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are currently held by us or, in limited circumstances, that are being considered for purchase or sale by us, subject to certain general restrictions and procedures set forth in our code of ethics. The personal securities transactions of our access persons and those of our Adviser will be governed by the applicable code of ethics.
     Our Adviser and its affiliates manage other investment companies and accounts. Our Adviser may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by our Adviser on our behalf. Similarly, with respect to our portfolio, our Adviser is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that our Adviser and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by us or other funds it manages.
     We and our Adviser have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. Those documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of the codes of ethics may be obtained from us free of charge at (877) 657-3863. You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.
PROXY VOTING PROCEDURES
     SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our Adviser, to whom our Board has delegated the authority to develop policies and procedures relating to proxy voting. Our Adviser’s proxy voting policies and procedures are summarized below.
     In determining how to vote, officers of our Adviser will consult with each other and our other investment professionals, taking into account the interests of us and our investors as well as any potential conflicts of interest. When our Adviser’s investment professionals identify a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to our Advisor’s Proxy Voting Committee for a final decision. If our Adviser determines that such conflict prevents our Adviser from determining how to vote on the proxy proposal in our best interest, our Adviser’s shall either (1) vote in accordance with a predetermined specific policy to the extent that Kayne Anderson’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to our Board and obtain the Board’s consent prior to voting on such proposal.
     An officer of our Adviser will keep a written record of how all such proxies are voted. Our Adviser will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR Database in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how Kayne Anderson voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by our Adviser that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. The Adviser may rely on one or more third parties to make and retain the records of proxy statements and votes cast.
     Information regarding how proxies relating to our portfolio securities are voted during the 12-month period ended June 30th of any year will be made available on or around August 30th of that year, (i) without charge, upon request, by calling (877) 657-3863 (toll-free/collect), and (ii) on the SEC’s website at www.sec.gov.
     Our Adviser has adopted proxy voting guidelines that provide general direction regarding how it will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:
•	The Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

•	The Adviser generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	The Adviser generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•	The Adviser generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•	The Adviser generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•	Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, the Adviser, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

•	The Adviser, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:
•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies,

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.
•	The Adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.
PORTFOLIO MANAGER INFORMATION
     The following section discusses the accounts managed by our portfolio managers, the structure and method of our portfolio managers’ compensation, and their ownership of our securities. This information is current as of September 30, 2010. We pay our Adviser a management fee based on our average total assets.
     Messrs. McCarthy and Frey are compensated by the Adviser through distributions based on the amount of assets they manage and receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, are based in part, on the performance of those accounts. Some of the other accounts managed by Mr. Frey may have investment strategies that are similar to ours. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.
Other Accounts Managed by Portfolio Managers
     The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of September 30, 2010. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled Investment
	(Excluding us)		Vehicles		Other Accounts
		Total		Total		Total
		Assets in the		Assets in the		Assets in the
	Number of	Accounts	Number of	Accounts	Number of	Accounts
Portfolio Manager	Accounts	($ in millions)	Accounts	($ in millions)	Accounts	($ in millions)
Kevin McCarthy	3	$4,086	—	—	—	—
J.C. Frey	3	$4,086	—	—	2	$76

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers
     The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us) and with respect to which the advisory fee is based on account performance. Information is shown as of September 30, 2010. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled Investment
	(Excluding us)		Vehicles		Other Accounts
		Total		Total		Total
		Assets in the		Assets in the		Assets in the
	Number of	Accounts	Number of	Accounts	Number of	Accounts
Portfolio Manager	Accounts	($ in millions)	Accounts	($ in millions)	Accounts	($ in millions)
Kevin McCarthy	—	—	1	$154	—	—
J.C. Frey	—	—	12	$1,900	2	$43
     Messrs. McCarthy and Frey are compensated by the Adviser through partnership distributions from Kayne Anderson based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. McCarthy and Frey, have investment strategies that are similar to ours. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. Messrs. McCarthy and Frey did not own any of our equity securities prior to this offering; however, through their limited partnership interests in the parent company of the Adviser, which owned all our outstanding securities as of October 18, 2010 (with a value of approximately $0.1 million), Messrs. McCarthy and Frey could be deemed to indirectly own a portion of our securities.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     Subject to the oversight of the Board of Directors, Kayne Anderson is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Kayne Anderson to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to our Adviser and its advisees. The best price to the us means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, Kayne Anderson considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by Kayne Anderson and/or its affiliates. If approved by our Board, Kayne Anderson may select an affiliated broker-dealer to effect transactions in our fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.
     Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).
     In light of the above, in selecting brokers, Kayne Anderson may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Kayne Anderson determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Kayne Anderson or to us. The Adviser believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment advisory fees paid by us to Kayne Anderson under the Investment Management Agreement are not reduced as a result of receipt by our Adviser of research services.

     The Adviser may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which we effect our securities transactions may be used by Kayne Anderson in servicing some or all of its accounts; not all of such services may be used by Kayne Anderson in connection with us. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Kayne Anderson believes such costs to us will not be disproportionate to the benefits received by us on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between the us and other advisory accounts, the main factors considered by Kayne Anderson are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.
LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
     Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a director, officer, partner, trustee, manager or member, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.
     Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a director, officer, partner, trustee, manager or member and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served any predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor, if any.
     Maryland law requires a corporation (unless its charter provides otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
     In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

TAX MATTERS
     The following discussion of federal income tax matters is based on the advice of Paul, Hastings, Janofsky & Walker LLP, our counsel.
Matters Addressed
     This section and the discussion in our prospectus (see “Tax Matters”) provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of our securities. It does not address all federal income tax consequences that may apply to an investment in our securities or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisers in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of our securities. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of our securities, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold our securities as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar, or (iv) persons that do not hold our securities as capital assets within the meaning of Section 1221 of the Code.
     For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.
     The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.
Taxation of the Company
     We intend to qualify for the special tax treatment afforded to RICs under Subchapter M of the Code. As long as we qualify, we (but not our stockholders) will not be subject to federal income tax on the part of our net ordinary income and net realized capital gains that we distribute to our stockholders. In order to qualify as a RIC for federal income tax purposes, we must meet three key tests, which are described below, and be registered as a management company under the 1940 Act at all times during each taxable year. Failure to meet any of the quarterly tests would disqualify us from RIC tax treatment for the entire year. However, in certain situations we may be able to take corrective action within 30 days of the end of a quarter, which would allow us to remain qualified.
     The Income Test. At least 90% of our gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities or currencies. Net income from a “qualified publicly traded partnership” will also be included as qualifying income for purposes of the 90% gross income test. A “qualified publicly traded partnership” is a publicly traded partnership that is treated as a partnership for U.S. federal income tax purposes and that derives less than 90% of its gross income from the foregoing types of income. To the extent we hold interests in entities that are taxed as grantor trusts for Federal income tax purposes or are partnerships that are not treated as “qualified publicly traded partnerships,” the income derived from such investments may not be treated as qualifying income for purposes of the 90% gross income test, depending on the underlying source of income to such partnerships or grantor trusts.

     The Diversification Tests. We must diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. We refer to these tests as the “Diversification Tests.”
     The Annual Distribution Requirement. Our deduction for dividends paid to our stockholders during the taxable year must equal or exceed 90% of the sum of (i) our investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid, and (ii) our net tax-exempt interest, if any (the excess of our gross tax-exempt interest over certain disallowed deductions). For purposes of this distribution test, we may elect to treat as paid on the last day of the fiscal year all or part of any dividends that we declare after the end of our taxable year. Such dividends must be declared before the due date for filing our tax return, including any extensions. We intend to distribute at least annually substantially all of such income. We will refer to this distribution requirement as the “Annual Distribution Requirement.”
     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, we must distribute during each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for the one-year period ending on November 30, the last day of our taxable year (which we intend to continue to elect to use for this purpose), and (iii) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. We refer to this distribution requirement as the “Excise Tax Avoidance Requirement.” While we intend to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of our taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.
     A Distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by us in October, November or December of the year, payable to stockholders of record on a date during such a month and paid by us during January of the following year. Any such Distributions paid during January of the following year will be deemed to be received on December 31 of the year the Distributions are declared, rather than when the Distributions are received.
     We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a Distribution to our stockholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.
     Equity securities issued by certain non-traded limited partnerships (or other “pass-through” entities, such as grantor trusts) in which we invest may not produce qualifying income for purposes of determining our compliance with the 90% gross income test applicable to RICs. As a result, we may form one or more wholly owned taxable subsidiaries to make and hold certain investments in accordance with our investment objective. The dividends received from such taxable subsidiaries will be qualifying income for purposes of the 90% gross income test. In general, the amount of cash received from such wholly owned subsidiaries will equal the amount of cash received from the limited partnerships as reduced by income taxes paid by such subsidiaries.
     Although we presently do not intend to do so, we are authorized to borrow funds and to sell assets in order to satisfy Distribution requirements. However, under the 1940 Act, we are not permitted to make Distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Description of Capital Stock.” Moreover, our ability to dispose of assets to meet our Distribution requirements may be limited by other requirements relating to our status as a

RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
     The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.
Taxation of our Investments
     Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these rules and prevent our disqualification as a RIC.
     We intend to invest in equity securities of MLPs that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. We expect that these MLPs will be treated as “qualified publicly traded partnerships” (as defined in Section 851(h) of the Code). Accordingly, it is expected that the net income derived by us from such investments will qualify as “good income” for purposes of the 90% gross income test. If the MLPs in which we invest, however, do not qualify as qualified publicly traded partnerships under the new rules or otherwise are not treated as corporations for U.S. federal income tax purposes, the income derived by us from such investments may not qualify as “good income” under the 90% gross income test and, therefore, could adversely affect our status as a RIC.
     The MLPs in which we intend to invest are expected to be treated as partnerships for U.S. federal income tax purposes, and therefore, the cash distributions received by us from an MLP may not correspond to the amount of income allocated to us by the MLP in any given taxable year. If the amount of income allocated by an MLP to us exceeds the amount of cash received by us from such MLP, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, we may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.
     We intend to invest in Canadian income trusts that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. Canadian income trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes. If the Canadian income trusts in which we invest are treated as corporations for U.S. federal income tax purposes, the income and gain generated by us from such investments will generally be qualifying income, and a trust unit will generally be a qualifying asset, for purposes of our qualification as a RIC. Moreover, if the Canadian income trust is a PFIC (as defined below), we will be subject to additional rules described below relating to tax consequences of an investment in a PFIC.
     If the Canadian income trusts in which we invest are treated as partnerships for U.S. federal income tax purposes, the effect on the Company will depend on whether the Canadian income trust is a qualified publicly traded partnership (as described above) or not. If the Canadian income trust is a qualified publicly traded partnership, our investment therein would generally be subject to the rules described above relating to investments in MLPs. If the Canadian income trust, however, is not treated as a qualified publicly traded partnership, then the consequences to us of an investment in such Canadian income trust will depend upon the amount and type of income and assets of the Canadian income trust allocable to us. We intend to monitor our investments in Canadian income trusts to prevent our disqualification as a RIC.
     Income received by us with respect to non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Due to the makeup of our investment portfolio, stockholders will not be entitled to claim a credit or deduction with respect to such foreign taxes.
     Investments by us in certain “passive foreign investment companies” (“PFIC”) could subject us to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to stockholders. Elections may be available to us to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Stockholders.”
     Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income or receivables or expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Taxation of Stockholders
     Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (which is generally our net long- term capital gains in excess of net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains currently at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2010, if the Distributions are attributable to common stock held by the U.S. stockholder for more than one year. To the extent that Distributions paid by us are attributable to dividends received by us from corporations; our Distributions may be eligible for the maximum tax rate of 15% currently applicable to qualified dividend income, or for the dividends received deduction, in each case provided that certain holding period and other requirements are met. The favorable rates for qualified dividend income are currently scheduled to increase for taxable years beginning after December 31, 2010.

     Under the DRIP, a U.S. stockholder can have all cash distributions automatically reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.” Any Distributions reinvested under the DRIP will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the DRIP equal to the amount of the reinvested Distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
     Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” We cannot, however, treat any of our “investment company taxable income” as a “deemed distribution.” If we designate any of our retained capital gains as a deemed distribution, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We will be subject to alternative minimum tax, also referred to as AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.
     For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the Distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
     A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain if the stockholder has held his, her or its shares for more than one year and such shares are held as capital assets. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less (determined by applying the holding period rules contained in Section 852(b)(4)(C) of the Code) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of Distributions or otherwise) within 30 days before or after the disposition.
     In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% (for taxable years beginning on or before December 31, 2010) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses against ordinary income for a year, but may carry back such losses for three years or carry forward such losses for five years.
     We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per Distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate currently applicable to “qualified dividends”) and as long-term capital gain. In addition, the federal tax status of each year’s Distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for treatment as “qualified dividends”). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. To the extent that Distributions paid by us are attributable to dividends received by us from corporations, dividends distributed by us may be eligible for the dividends-received deduction or the preferential rate applicable to qualified dividends, in each case provided that certain holding period and other requirements are met. The favorable rates for qualified dividend income are currently scheduled to increase for taxable years beginning after December 31, 2010.
     Recently-enacted legislation requires certain U.S. stockholders who are individuals, estates or trusts to pay an additional 3.8% tax on, among other things, dividends on and capital gains from the sale or other disposition of stock for taxable years beginning after December 31, 2012. U.S. stockholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and disposition of our common stock.
     We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28% from all taxable Distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom notification has been received from the IRS to the effect that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.
Taxation of Non-U.S. Stockholders
     Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences because the interest income and certain short-term capital gains that generally would not be subject to tax if earned directly by a Non-U.S. stockholder are transformed into dividends that are subject to U.S. income tax as described below. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.
     Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and the excess of net short-term capital gain over net long-term capital losses), will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the Distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. stockholder. In such latter case, the Distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. stockholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.
     Actual or deemed distributions of our net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the Non-U.S. stockholder in the United States, or (b) the Non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable, and certain other conditions are satisfied. In addition, gain on your sale of our common stock will be subject to federal income tax if we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date you sell our common stock and your holding period for such common stock and you held more than 5% of our common stock at any time during the five-year period preceding the disposition. Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business.

     If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).
     Under the DRIP, a Non-U.S. stockholder can have all cash Distributions automatically reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.” If the Distribution is a distribution of our “investment company taxable income” and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if a treaty applies, it is not attributable to a permanent establishment or a fixed base), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. If the Distribution is effectively connected with a U.S. trade or business or attributable to a permanent establishment or fixed base, generally the full amount of the Distribution will be reinvested in the DRIP and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders. The Non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the DRIP equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.
     A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
     Recently-enacted legislation generally imposes a U.S. withholding tax of 30% on payments to certain foreign entities, after December 31, 2012, of U.S.-source dividends and the gross proceeds from dispositions of stock that produces U.S.-source dividends, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. Non-U.S. stockholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of our common stock.
PERFORMANCE RELATED AND COMPARATIVE INFORMATION
     We may quote certain performance-related information and may compare certain aspects of our portfolio and structure to other substantially similar closed-end funds. In reports or other communications to our stockholders or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications, or (ii) the Standard and Poor’s Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of ourselves to an alternative investment should be made with consideration of differences in features and expected performance. We may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that we believe to be generally accurate.
     Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently any given performance quotation should not be considered representative of our performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in our portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.
     Past performance is not indicative of future results. At the time owners of our securities sell our securities, they may be worth more or less than the original investment.

EXPERTS
     Our financial statement dated October 18, 2010, appearing in this SAI, has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to us. The principal business address of PricewaterhouseCoopers LLP is 350 South Grand Avenue, Suite 4900, Los Angeles, California 90071.
OTHER SERVICE PROVIDERS
     JPMorgan Chase Bank, N.A., located at 14201 North Dallas Parkway, Second Floor, Dallas, Texas 75254, acts as our custodian. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 4524665, provides certain administrative services for us and also acts as our fund accountant providing accounting services.
REGISTRATION STATEMENT
     A Registration Statement on Form N-2, including amendments thereto, relating to our securities offered hereby, has been filed by us with the SEC, Washington, D.C. Our prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to us and our securities offered hereby, reference is made to our Registration Statement. Statements contained in our prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of Kayne Anderson Midstream/Energy Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund”) at October 18, 2010, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Los Angeles, California
October 22, 2010

FINANCIAL STATEMENTS
KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 18, 2010

ASSETS

Cash	$100,000

Total Assets	$100,000

LIABILITIES

Accrued expenses	—

Total Liabilities	—

NET ASSETS
Common stock, $0.001 par value (4,000 shares issued and outstanding, 1,000,000 shares authorized)	$4

Paid-in capital	99,996

Total Net Assets	$100,000

NET ASSET VALUE PER SHARE	$25.00

See accompanying notes to financial statement.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENT
OCTOBER 18, 2010
1. ORGANIZATION
Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund”) was organized as a Maryland corporation on August 26, 2010. The Fund has not had any operations other than the sale and issuance of 4,000 shares of common stock at an aggregate purchase price of $100,000 to KA Fund Advisors, LLC (“KAFA” or the “investment adviser”).
2. ACCOUNTING POLICIES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ materially from those estimates.
Cash. At October 18, 2010, cash on hand is held with one financial institution, JPMorgan Chase Bank, N.A., the custodian of the Fund. This cash balance is the seed capital contribution from KAFA to the Fund.
3. INVESTMENT MANAGEMENT AGREEMENT
The Fund has entered into an investment management agreement with KAFA under which the investment advisor, subject to the overall supervision of the Fund’s board of directors, will manage the investment and reinvestment of the assets of the Fund and will provide any and all management services necessary for the operation and conduct of the business of the Fund.
Pursuant to the investment management agreement, the Fund will pay KAFA an investment management fee equal on an annual basis to 1.25% of the Fund’s average monthly total assets. The investment management fee is payable on a monthly basis, and during the first year of the Fund’s investment activities, KAFA has contractually agreed to waive or reimburse the Fund for fees in an amount equal on an annual basis to 0.25% of the Fund’s average monthly total assets.
For purposes of calculating the investment management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). Total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds bank debt, other forms of borrowings and the issuance of debt and preferred stock (collectively “Leverage Instruments”)), minus the sum of the Fund’s accrued and unpaid dividends and distributions on its common stock and accrued and unpaid dividends on its preferred stock and accrued liabilities (other than liabilities associated with leverage used by the Fund).
Liabilities associated with leverage include the principal amount of any borrowings, other forms of borrowings or notes issued by the Fund, the liquidation preference of the Fund’s outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by the Fund.
4. ORGANIZATIONAL AND OFFERING EXPENSES
A portion of the net proceeds of the initial public offering of the Fund will be used for offering expenses of approximately $1,000,000. The actual number of shares sold in the initial public offering will affect the associated offing costs and may differ significantly from the above estimates. Offering costs incurred in connection with the sale of shares and common stock will be charged to paid-in capital when the shares are issued. In the event the public offering does not occur, KAFA will be responsible for the offering costs. KAFA has agreed to pay the costs related to the Fund’s formation. KAFA has also agreed to pay certain offering costs to the extent they exceed an amount per share to be determined based on the number of shares sold in the initial public offering. Offering costs paid by the Fund will be charged as a reduction of paid-in capital at the completion of the Fund’s initial public offering.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENT
OCTOBER 18, 2010
5. FEDERAL INCOME TAXES
The Fund intends to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies, it (but not the stockholders of the Fund) will not be subject to federal income tax on the part of the Fund’s net ordinary income and net realized capital gains that the Fund distributes to its stockholders. To qualify as a RIC for federal income tax purposes, the Fund must meet three key tests in so far as income, diversification of holdings and annual distributions, and be registered as a management company under the 1940 Act at all times during each taxable year. Failure to meet any of the quarterly tests would disqualify the Fund from RIC tax treatment for the entire year. However, in certain situations the Fund may be able to take corrective action within 30 days of the end of a quarter, which would allow the Fund to remain qualified.
6. SUBSEQUENT EVENT
Effective October 21, 2010, the Fund amended its Articles of Incorporation filed with the state of Maryland to, among other items, authorize the Fund to issue up to 200,000,000 shares of common stock from 1,000,000 shares of common stock.